Schedule of Cost of Revenues (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2025 USD ($)	Dec. 31, 2025 CNY (¥)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)
Cost Of Revenues
Revenue sharing fees		¥ 2,069,133	¥ 1,377,765	¥ 1,368,498
Salary and welfare benefits		44,129	28,600	45,273
Payment handling costs		37,859	20,836	21,076
Bandwidth costs		33,053	36,218	39,424
Share-based compensation expense		556	1,788	3,845
Others		12,865	9,741	8,281
Total	$ 314,252	¥ 2,197,595	¥ 1,474,948	¥ 1,486,397